UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-21901

Alpine Global Dynamic Dividend Fund

(Exact name of registrant as specified in charter)

Alpine Woods Capital Investors, LLC

2500 Westchester Avenue, Suite 215

Purchase, New York, 10577

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Samuel A. Lieber Alpine Woods Capital Investors, LLC 2500 Westchester Avenue, Suite 215 Purchase, New York, 10577 (914) 251-0880	Rose DiMartino Willkie Farr & Gallagher, LLP 787 7th Avenue, 40th Floor New York, New York 10019

Registrant’s telephone number, including area code: (914) 251-0880

Date of fiscal year end:  October 31, 2014

Date of reporting period:  November 1, 2013 – October 31, 2014

Item 1.	Shareholder Report.

Global Dynamic Dividend Fund

 October 31,

2014

Annual Report

Alpine View
October 31, 2014

Dear Shareholder:

“INTEREST RATES: HOW LOW, FOR HOW LONG?”

Alpine believes that over the next year, investors will be rewarded if they focus on long-term trends. This strategy has worked well for the extended period since the Great Financial Collapse of 2008. Despite news of distressing events, traumas, coups and even wars which have had short lived impacts, the positive long-term trend of capital markets around the world has been sustained by low interest rates and modest economic growth. Another factor has been the U.S. dollar, which reversed a nine and one-half year decline in mid-2011, with notable appreciation from August of 2014. The principle factor underpinning these trends has been Central Bank monetary policy, led by the U.S. Federal Reserve. In October of 2014, the Fed concluded its quantitative easing program while other countries have adopted similar supportive policies. On top of these measures, the price of oil and most raw material commodities have seen notable declines, lowering many production costs and enhancing potential profitability.

One can argue that Central Bank policy has been the primary force for economic recovery and growth in the absence of fiscal stimulus from most governments. Indeed, many believe that fiscal austerity around the world, most notably in Europe, has limited opportunities for job creation and reduced economic growth. Increasingly, the world’s central banks are adopting tools to increase money supply, but instead of boosting bank lending, much of the liquidity has flowed into capital markets. The Federal Reserve has completed its tapering of quantitative easing by phasing out the purchase of financial securities, making the U.S. the leader in normalizing this cycle. It should be noted that the Fed has accumulated a $4 trillion balance sheet which will not dramatically decline over the near term, so stimulus will not yet be reduced. Add to this expanded Japanese quantitative easing and the prospect of some form of European quantitative easing next year should more than make up for our Fed’s reduced level of monetary support. After the close of the fiscal year in October, the financial markets received an early Thanksgiving gift from China via a reduction in China’s mortgage loan rates and a likely follow up of decreased reserve requirements for some of its banks, which should push increased liquidity into the capital markets. However, since China is not as open an economy (unlike other major nations), the flow of funds into the global liquidity pool will be more gradual. Nonetheless, the trend is clear, “do not fear, your friendly central banker will be here”.

Europe faces a prospect of continued GDP growth of less than 1% with inflation at similar low levels. This suggests that the possibility of a long-term (i.e., secular) period of minimal growth or possibly even stagnation could occur. Thus, the current Eurozone unemployment rate of 11.5% (Spain and Greece are more than two times that number) may not improve materially for some time. The International Monetary Fund (IMF) has suggested that countries should adopt more stimulative fiscal policies, such as significant infrastructure spending, but we think that is not enough. Indeed, outgoing European Council President Von Rompuy stated that “without jobs and growth, the European idea itself is in danger”.

Clearly the political consequences of stagnant or even deflationary economies can create social upheavals, as Europe itself has witnessed over the past several hundred years. Just two years ago, the so called “Jasmine Revolution” spread political upheaval throughout the Arab world. This was largely the product of high unemployment rates and disenfranchised populations.

Japan is currently the only major country utilizing both monetary and fiscal stimulus. Indeed, their so called ‘three arrows’ approach of aggressive monetary policy, expansionary fiscal stimulus combined with structural reforms to the economy are key products of the political situation in Japan, brought on by over 20 years of substandard economic performance. In addition to Japan, there are a few emerging market economies, most notably India, which are in a position to reduce interest rates and expand domestic demand as well as utilize appropriate fiscal spending and structural reforms to spur growth. However, most countries are taking the politically more expedient path of devaluing their currency in order to make exports cheaper and, hence, more competitive. Such currency devaluation can create inflation over time and cause long term problems if growth in output and wages does not increase materially.

The one country that is not in this position, of course, is the U.S.A. Indeed, the U.S. currency has been ascending over the past year, the U.S. banking sector is in a better position than those of most other countries, and larger companies are generally well capitalized by both the equity and debt markets. However, small companies in this country are not fully enjoying the benefits of the modest economic recovery we have enjoyed over the past few years. This is holding back the U.S. recovery, sustaining only moderate job growth over time. Thus, median real wages are in fact lower today than they were in 2007. Nonetheless, the prospects for small U.S. businesses are improving. However, Alpine believes productivity enhancements created by investments in new technology, production capabilities, and communication and physical infrastructure are still required for economic growth to accelerate.

In addition to the push for greater global liquidity, the other major driver of economic prospects and, hence, the markets, has been the continued expansion of U.S. oil and gas reserves. This has helped to bring about lower oil and gas prices at a time when global economic activity and demand for energy is slowing. Fundamentally, cheaper energy means the cost of economic activity has not only declined, but the transfer of economic wealth from goods producers and transporters to energy producers has also shifted. Countries whose economies are dependent on high oil prices, notably Russia and Iran, and to a lesser degree, Brazil, Canada, Mexico and Norway, may be hurt by an extended decline. On the other hand, Japan and much of Europe could be big beneficiaries. The resultant increase in many industries’ profitability due to lower fuel prices provides the possibility that some of the enhanced margins might be distributed to workers and some of the savings may also be distributed to consumers in the form of price stability. In other words, a major inflationary input has been limited, and this may stimulate economic activity. Alpine believes there will be minimal inflationary impulses globally over the next year or two until global aggregate demand starts to rise.

Annual Report | October 31, 2014	1

Alpine View (Continued)
October 31, 2014

For 2015, Alpine believes that the prospects for modest economic growth supported by abundant cheap global liquidity, combined with lower energy costs, will continue to favor capital markets and global equities more broadly. We still expect significant regional differences in terms of growth, and individual companies may see their prospects and share prices rise or decline based on management’s ability to utilize the capital markets during this period. This suggests continued expansion of mergers and acquisitions activities on a global basis. It could also lead to an increased number of IPOs in different industries, seeking both to capitalize on high historic valuations as well as position themselves to utilize capital markets for future growth.

Just as the U.S. stock market outperformed much of the world during 2014 as a result of the combination of cheap money and improving economic fundamentals, we believe that 2015 will see a global broadening of market performance to include small cap stocks in the U.S. as well as increased international opportunities. Finally, we should note that the extended period of low volatility, including 2013 and much of 2014, may not be fully over, but political and economic risks remain, as few of this year’s conflicts have resolved and more may surface. The market appears to be increasingly open to more risk if returns are commensurate. Fundamentally, the Fed is still our friend, even though many market participants have been waiting over a year for the proverbial ‘punch bowl’ to be removed and the party to end. Markets may well continue to climb a “wall of worry” as we enter 2015.

We appreciate your interest and support as we enter what appears to be a seventh year of economic and equity market recoveries.

Sincerely,

Samuel A. Lieber

President

Past performance is not a guarantee of future results. The specific market, sector or investment conditions that contribute to a Fund’s performance may not be replicated in future periods.

Investing involves risk. Principal loss is possible. Please refer to individual fund letters for risks specific to that fund.

This letter and the letter that follows represent the opinions of the Funds’ management and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice.

Quasar Distributors, LLC provides filing administration for Alpine’s closed-end funds. The Funds are not bought or sold through Quasar Distributors; the Alpine closed-end funds are bought and sold through non-affiliated broker/dealers and trade on nationally recognized stock exchanges.

This is a closed-end fund and does not continuously offer shares.

2

Manager Commentary
October 31, 2014

Dear Investor:

For the fiscal year ended October 31, 2014, the Alpine Global Dynamic Dividend Fund (“AGD”) generated a total return of 8.78% and a 5.86% return on the market price of AGD, versus the MSCI All Country World Daily TR Index (Net Div), which had a total return of 7.77%. All returns include the reinvestment of all distributions. The Fund distributed $0.76 per share during the fiscal year.

During this fiscal year, the Board of Trustees of AGD approved an increase in the monthly distribution from $0.06 per share to $0.064 per share, and a 1 for 2 reverse stock split, both effective in January 2014 (distribution per share is on a post-split basis). Upon completion of the stock split, each shareholder’s account reflected fewer shares with a higher net asset value and market price per share. Each shareholder holds the same percentage of the Fund’s outstanding common shares immediately following the reverse stock split as held immediately prior to the split, subject to adjustments for the sale of fractional shares resulting from the transaction. The Fund’s monthly distribution was increased based on the Fund’s performance since the current team began managing the Fund in December 2012, the Adviser’s view of the Fund’s long-term return potential, and the level of dividend income the Fund expected to be able to generate over the year. We continue to monitor these and other factors to evaluate the appropriate distribution level.

Performance Drivers

Global equities continued their impressive ascent during the 12-month period ended October 31, 2014, but the dispersion of returns among different geographic regions was striking. The total return of the S&P 500® Index, at 17.26% contrasted sharply with that of the MSCI Europe Index (down 0.52% in U.S. Dollar terms) and the MSCI Emerging Markets Index (up 0.64%). With economic prospects in the U.S. remaining relatively sanguine as compared to most other countries, particularly in Europe, the U.S. trade-weighted Dollar Index rose by about 8% during the period, driven largely by the 8% depreciation in the Euro and the 14% depreciation in the Japanese Yen against the Dollar.

On a sector basis, information technology, industrials, and health care had the greatest positive effect on the absolute total return of the Fund. The energy, consumer discretionary and telecom sectors had the greatest negative effect on the absolute performance of the Fund. On a relative basis, the industrials sector generated the largest outperformance versus the MSCI All Country World Daily TR Index (Net Div), followed by information technology and materials. The energy, consumer discretionary and telecom sectors were the worst relative performers during the period.

Portfolio Analysis

The top five stock contributors to the Fund’s performance for the fiscal year ended October 31, 2014 based on contribution to total return were Avago Technologies, Adani Ports & Special Economic Zone, Apple, Inc., Canadian Pacific Railway, and The Williams Companies.

Several positive events led to the strong performance of semiconductor manufacturer Avago Technologies. The company’s purchase of LSI Corp. in Q4 2013 has been well received and was earnings accretive in the second half of 2014. Also in the merger & acquisitions (M&A) realm, two of Avago’s competitors in the wireless space agreed to merge, which we believe bodes well for future pricing trends. Meanwhile, Avago’s core wireless business has benefited from the roll out of next generation (4G LTE) wireless networks.

Adani Ports & Special Economic Zone is the largest private port operator in India. The election of new Prime Minister Narendra Modi improved business sentiment in India and raised expectations for policy reform. Adani’s port business experienced strong volume growth, with its largest port growing 15% year-over-year. The acquisition of Dhamra Port was also positive, given its strategic value.

Apple has enjoyed an impressive turnaround in 2014. The shares began to improve midway through the year as the earnings outlook improved and investors began to anticipate the introduction of the iPhone 6 and 6 Plus. Further gains were fueled by speculation of a new product, in this case the Apple Watch. Earnings estimates and unit projections continue to climb for the company, leading to the continued outperformance of the shares.

Canadian Pacific Railway is a Class 1 transcontinental railway serving Canada and the United States. Canadian Pacific is in the midst of an impressive turnaround, achieving a mid-60s (percent) operating ratio goal. At its analyst day in October 2014, the company positioned itself as a structural growth story, targeting 10% revenue growth, a low 60s operating ratio, and approximately doubling its earnings per share (EPS) growth by 2018. We believe Canadian Pacific should benefit from a number of powerful themes such as the energy renaissance, industrial resurgence, and tight trucking capacity in the U.S.

The Williams Companies is a diversified natural gas company in the United States. In June, WMB announced a transaction that had the effect of merging Access Midstream L.P. and Williams Partners L.P. The result of the transaction restored financial flexibility at Williams Partners L.P. and also created a higher and more visible distribution growth.

The bottom five stock contributors to the Fund’s performance for the fiscal year ended October 31, 2014 based on contribution to total return were Precision Drilling Corp, Pier 1 Imports, Energy XXI Bermuda, Trilogy Energy, and Standard Chartered.

Precision Drilling Corp is the largest contract driller in Canada and a top five onshore driller in the U.S. With declining day rates and utilization rates amidst a declining commodity price environment, the stock underperformed the market as well as its peer group, as investors questioned its earnings growth trajectory. As of the writing of this shareholder letter, the Fund has exited the position.

Pier 1 Imports is a nationwide specialty retailer of a wide variety of furniture, decorative accessories, dining and kitchen products, and bed and bath products. The company was hit by weather-related issues that impacted much of the retail landscape in the first half of the year. As the year progressed, the company’s store traffic lagged

Annual Report | October 31, 2014	3

Manager Commentary
October 31, 2014

expectations, eclipsing the strong growth in its nascent online business. The Fund has since exited the position.

Energy XXI Bermuda, an exploration and production company offering “pure-play” exposure to the Gulf of Mexico, announced a dilutive acquisition in the spring of EPL Oil and Gas, and issued disappointing fiscal year 2015 production guidance in early August, 2014. The Fund exited the position as we felt the investment thesis was significantly impaired following these events.

Trilogy Energy, an exploration and production company with significant exposure to the emerging Duvernay region in Canada, was another casualty of the declining commodity price environment. Beyond pricing headwinds, the company also faced production-related disappointments and material cost inflation. The Fund has exited the position.

Standard Chartered, an international banking group, underperformed on the heels of multiple profit warnings, with loan loss provisions rising due largely to commodity financing exposures, and asset quality deterioration particularly in China. The company continues its aggressive cost restructuring program, and its strong balance sheet provides good downside protection.

In order to achieve its dividend, the Fund participated in a number of dividend capture strategies including (1) purchasing shares in the stock of a regular dividend payer before an upcoming ex-date and selling after the ex-date, (2) purchasing shares before an anticipated special dividend and selling opportunistically after the ex-date of the dividend, and (3) purchasing additional shares in stocks that the Fund already owns before the ex-date and selling the original shares after the ex-date, thus receiving a dividend on a larger position while still maintaining qualified dividend income eligibility (“QDI”) on its position. Although these strategies have resulted in higher turnover and associated transaction costs for the Fund, overall the Fund’s turnover rate has decreased as we have relied less upon these strategies this year. While there is the potential for market loss on the shares that are held for a short period, we seek to use these strategies to generate additional income with limited impact on the construction of the core portfolio.

We have hedged a portion of our currency exposures to the Euro, the Swiss Franc, the Japanese Yen and the British Pound. The currency hedging mitigated the overall negative impact of currency in the portfolio. We have also used leverage at times in the execution of the strategy of the Fund during the fiscal year. Additionally, the Fund participated in IPO’s which had a positive impact on the Fund’s return for the reporting period. We cannot predict whether there will be more IPO’s that meet our investment standards, or that we will be able to participate and benefit from them.

Summary & Outlook

As we look toward 2015, we see a market environment that remains fairly uncertain. While the U.S. economy appears to be in a sustained growth trajectory, it is challenged by a partisan environment in Washington, D.C. and numerous external headwinds including soft export markets and geopolitical uncertainties relating to key trading partners. The U.S. stock market nonetheless continues to grind higher, supported by a benign macro environment and solid corporate earnings growth, while, at the same time, wrestling with the prospect of the first Federal Funds rate hike in many years.

In Europe, growth continues to be quite sluggish and the specter of recession and/or deflation cannot be overlooked, as ongoing conflicts in Russia/Ukraine add to the numerous risk factors. Indeed, the European Central Bank (ECB) continues to strike a dovish tone with its commitment to accommodative short rates, and is now embarking on a path towards its own version of quantitative easing to combat the deflationary threat.

In Japan, the central bank recently increased the size and scope of its asset purchase program in an effort to steer the economy towards its 2% inflation target. As a result, the Yen has depreciated significantly versus the Dollar and many other currencies, a development that we believe will have global ramifications.

In emerging markets, government elections in Brazil, India, South Africa and Turkey have reached, or are near, resolutions. We believe this may improve the visibility in each country’s respective economic growth outlook and we continue to believe that urbanization will drive growth in emerging markets.

Beyond the macroeconomic environment, the Fund continues to emphasize its focus on what we view as high quality companies with strong balance sheets and a willingness to reward shareholders with dividends. We will continue to adapt our investment approach as economic conditions change and look forward to discussing the portfolio and the prospects for the Fund in future communications.

Sincerely,

Brian Hennessey

Joshua Duitz

Portfolio Managers

Past performance is not a guarantee of future results.

Please refer to the Schedule of Portfolio Investments for fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Current and future holdings are subject to risk.

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered a recommendation to buy or sell any security.

The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole.

Favorable tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws. Alpine may not be able to anticipate the level of dividends that companies may pay in any given timeframe.

4

Manager Commentary (Continued)
October 31, 2014

The Fund’s monthly distributions may consist of net investment income, net realized capital gains and /or a return of capital. If a distribution includes anything other than net investment income, the Fund will provide a notice of the best estimate of its distribution sources when distributed, which will be posted on the Fund’s website, or can be obtained by calling 1-800-617-7616. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. Final determination of the federal income tax characteristics of distributions paid during calendar year will be provided on U.S. Form 1099-DIV, which will be mailed to shareholders. Over the past five years, the Alpine Global Dynamic Dividend Fund did not pay any distributions through a return of capital as determined at the end of each year. Please consult your tax advisor for further information.

The Fund may invest in equity-linked securities and various other derivative instruments, which may be illiquid, and which may disproportionately increase losses, and have a potentially large impact on Fund performance. Diversification does not assure a profit or protect against loss in a declining market.

Investing involves risk. Principal loss is possible. The Fund is subject to risks, including the following:

Credit Risk – Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Currency Risk – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Dividend Strategy Risk – The Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Companies that issue dividend paying-stocks are not required to continue to pay dividends on such stocks. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. The Fund may hold securities for short periods of time related to the dividend payment periods and may experience loss during these periods.

Emerging Market Securities Risk – The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Currency Transactions Risk – Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates. The Fund may enter into forward foreign currency exchange contracts in order to protect against possible losses on foreign investments resulting from adverse changes in the relationship between the U.S. dollar and foreign currencies. Although this method attempts to protect the value of the Fund’s portfolio securities against a decline in the value of a currency, it does not eliminate fluctuations in the underlying prices of the securities and while such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result should the value of such currency increase.

Foreign Securities Risk – The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investment are heightened when investing in issuers of emerging market countries.

Growth Stock Risk – Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Initial Public Offerings and Secondary Offerings Risk – The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs and secondary offerings on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce a Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available

Annual Report | October 31, 2014	5

Manager Commentary (Continued)
October 31, 2014

for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Leverage Risk – The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Micro-Capitalization Company Risk – Stock prices of micro-capitalization companies are significantly more volatile, and more vulnerable to adverse business and economic developments than those of larger companies. Micro-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including small- or medium-capitalization companies.

Portfolio Turnover Risk – High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.

Qualified Dividend Tax Risk – Favorable U.S. federal tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws.

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Swaps Risk – Swap agreements are derivative instruments that can be individually negotiated and structured to address exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The Fund also may enter into swaptions, which are options to enter into a swap agreement. Since these transactions generally do not involve the delivery of securities or other underlying assets or principal, the risk of loss with respect to swap agreements and swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap agreement or swaption, in which case the Fund may not receive the net amount of payments that the Fund contractually is entitled to receive.

Undervalued Stock Risk – The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

The following are definitions of some of the terms used in this report:

Accretive is the growth or increase by gradual addition.

Earnings Per Share is the portion of a company’s profit allocated to each outstanding share of common stock. Earnings per share serves as an indicator of a company’s profitability.

MSCI All Country World Daily TR Index (Net Div) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets.

MSCI Emerging Markets Index USD is a free float-adjusted market cap weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe.

Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI.

S&P 500® Index is float-adjusted market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

The S&P 500® Index (the “Index”) is a product of S&P Dow Jones Indices LLC and has been licensed for use by Alpine Woods Capital Investors, LLC. Copyright © 2014 by S&P Dow Jones Indices LLC. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written the permission of S&P Dow Jones Indices LLC. S&P Dow Jones Indices LLC, its affiliates, and third party licensors make no representation or warranty, express or implied, with respect to the Index and none of such parties shall have any liability for any errors, omissions, or interruptions in the Index or the data included therein.

An investor cannot invest directly in an index.

This is a closed-end fund and does not continuously offer shares.

6

Manager Commentary
October 31, 2014

PERFORMANCE(1) As of October 31, 2014 (Unaudited)
	Ending Value as of 10/31/14	1 Year	3 Years	5 Years	Since Inception(2)
Alpine Global Dynamic Dividend Fund | NAV(3)(4)	$11.16	8.78%	10.02%	7.26%	-1.38%
Alpine Global Dynamic Dividend Fund | Market Price(4)	$9.78	5.86%	3.26%	-1.16%	-3.50%
MSCI All Country World Daily Total Return Index (Net Div)		7.77%	12.98%	10.57%	5.51%
S&P 500® Index		17.26%	19.77%	16.69%	8.06%

(1)	Performance information calculated assuming reinvestment of dividends and distributions including returns of capital, if any.
(2)	Commenced operations on July 26, 2006. IPO split adjusted price of $40 used in calculating performance information for market price.
(3)	Performance at NAV includes fees and expenses.
(4)	On January 21, 2014, the Fund implemented a 1 for 2 reverse stock split. Shareholders received 1 share for every 2 shares owned and net asset value and market price per share increased correspondingly.

To the extent that the Fund’s historical performance resulted from gains derived from participation in Initial Public Offerings (“IPOs”) and/or Secondary Offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. Call 1(800)617.7616 or visit www.alpinefunds.com for current month-end performance.

The MSCI All Country World Daily Total Return Index (Net Div) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets and emerging markets. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI.

The S&P 500® Index is float-adjusted market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

PORTFOLIO DISTRIBUTIONS* (Unaudited)

TOP 10 HOLDINGS* (Unaudited)

Apple, Inc.	2.03%	United States
Avago Technologies, Ltd.	1.66%	Singapore
Canadian Pacific Railway, Ltd.	1.56%	Canada
Novartis AG-ADR	1.52%	Switzerland
Covidien PLC	1.51%	Ireland
McKesson Corp.	1.43%	United States
Roche Holding AG	1.38%	Switzerland
Vodafone Group PLC-SP ADR	1.33%	United Kingdom
HCA Holdings, Inc.	1.32%	United States
TE Connectivity, Ltd.	1.26%	Switzerland
Top 10 Holdings	15.00%

TOP 5 COUNTRIES* (Unaudited)
United States	50.1%
United Kingdom	11.0%
Switzerland	6.9%
France	5.6%
Canada	4.1%

*	Portfolio Distributions percentages are based on total investments. The Top 10 Holdings and Top 5 Countries do not include short-term investments and percentages are based on total net assets. Portfolio holdings and sector distributions are as of 10/31/14 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.
(1)	Amount is less than 0.05%.

Annual Report | October 31, 2014	7

Manager Commentary
October 31, 2014

REGIONAL ALLOCATION** As of October 31, 2014 (Unaudited)

** As a percentage of total investments, excluding any short-term investments.

NAV AND MARKET PRICE As of October 31, 2014 (Unaudited)

8

Report of Independent Registered Public Accounting Firm
October 31, 2014

To the Shareholders and Board of Trustees of
Alpine Global Dynamic Dividend Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of Alpine Global Dynamic Dividend Fund (the “Fund”) as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alpine Global Dynamic Dividend Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Princeton, New Jersey

December 29, 2014

Annual Report | October 31, 2014	9

Schedule of Portfolio Investments
October 31, 2014

	Security
Shares	Description	Value

COMMON STOCKS-99.8%
Aerospace & Defense-1.9%
21,000	Airbus Group NV	$1,252,649
7,000	Raytheon Co.	727,160
6,700	United Technologies Corp.	716,900
		2,696,709
Air Freight & Logistics-1.1%
9,000	FedEx Corp.	1,506,600
Airlines-0.5%
26,000	Japan Airlines Co., Ltd.	691,636
Auto Components-1.5%
11,000	Delphi Automotive PLC	758,780
274,000	GKN PLC	1,393,851
		2,152,631
Banks-5.1%
91,000	Banco Bilbao Vizcaya Argentaria SA	1,015,839
61,000	Bangkok Bank PCL	370,832
137,000	Finecobank SpA	712,135
26,800	Hana Financial Group, Inc.	929,084
60,500	Mitsubishi UFJ Financial Group, Inc.	340,513
136,000	Regions Financial Corp.	1,350,480
47,500	Standard Chartered PLC	713,962
7,000	Sumitomo Mitsui Financial Group, Inc.	274,173
26,500	Wells Fargo & Co. (a)	1,406,885
		7,113,903
Beverages-2.1%
12,900	Anheuser-Busch InBev NV-ADR	1,431,642
54,200	Diageo PLC	1,593,615
		3,025,257
Capital Markets-2.1%
39,000	Daiwa Securities Group, Inc.	298,945
121,500	Fortress Investment Group LLC-Class A	913,680
56,744	Och-Ziff Capital Management Group, LLC-Class A (a)	625,319
27,500	Schroders PLC	1,060,641
		2,898,585
Chemicals-1.9%
87,500	Clariant AG (b)	1,523,281
1,900	Linde AG	350,362
14,000	Symrise AG	787,292
		2,660,935
Commercial Services & Supplies-1.4%
23,000	ISS A/S (b)	641,266
45,000	KAR Auction Services, Inc.	1,366,200
		2,007,466
	Security
Shares	Description	Value

Communications Equipment-2.2%
57,000	Cisco Systems, Inc.	$1,394,790
22,500	QUALCOMM, Inc. (a)	1,766,475
		3,161,265
Construction & Engineering-2.8%
269,799	Abengoa SA-B Shares	1,137,026
1,472,500	China Railway Construction Corp., Ltd.-Class H	1,555,067
21,500	Vinci SA	1,225,220
		3,917,313
Containers & Packaging-1.1%
370,000	DS Smith PLC	1,566,731
Diversified Financial Services-2.1%
51,500	Bank of America Corp. (a)	883,740
108,000	Cerved Information Solutions SpA (b)	595,497
26,500	Citigroup, Inc.	1,418,545
		2,897,782
Electric Utilities-1.1%
32,000	Northeast Utilities	1,579,200
Electronic Equipment, Instruments & Components-1.3%
29,000	TE Connectivity, Ltd. (a)	1,772,770
Energy Equipment & Services-2.7%
99,000	Canadian Energy Services & Technology Corp.	764,208
12,000	Halliburton Co.	661,680
14,000	Oceaneering International, Inc.	983,780
85,000	Precision Drilling Corp.	707,200
7,000	Schlumberger, Ltd.	690,620
		3,807,488
Food & Staples Retailing-1.2%
26,000	Walgreen Co. (a)	1,669,720
Food Products-3.1%
45,000	Dean Foods Co.	661,950
38,500	Mondelez International, Inc.-Class A	1,357,510
22,500	Nestle SA	1,646,313
21,000	Pinnacle Foods, Inc.	709,800
		4,375,573
Health Care Equipment & Supplies-1.5%
23,000	Covidien PLC (a)	2,126,120
Health Care Providers & Services-4.2%
26,500	HCA Holdings, Inc. (a)(b)	1,856,325
9,000	Humana, Inc.	1,249,650
9,900	McKesson Corp. (a)	2,013,759
9,000	UnitedHealth Group, Inc.	855,090
		5,974,824

10

Schedule of Portfolio Investments (Continued)
October 31, 2014

	Security
Shares	Description	Value

Hotels, Restaurants & Leisure-0.8%
9,500	Las Vegas Sands Corp.	$591,470
22,000	Melco Crown Entertainment, Ltd.-ADR	597,080
		1,188,550
Household Durables-1.4%
23,000	Lennar Corp.-Class A	990,840
26,300	Ryland Group, Inc.	941,803
		1,932,643
Household Products-2.1%
21,500	Colgate-Palmolive Co.	1,437,920
11,900	Energizer Holdings, Inc.	1,459,535
		2,897,455
Independent Power Producers & Energy Traders-0.8%
23,000	Abengoa Yield PLC (b)	747,500
12,215	Pattern Energy Group, Inc.	351,548
		1,099,048
Industrial Conglomerates-0.2%
3,000	Siemens AG	338,012
Insurance-2.2%
4,200	Allianz SE	666,851
50,000	BB Seguridade Participacoes SA	667,097
12,000	Prudential Financial, Inc.	1,062,480
2,400	Zurich Insurance Group AG (b)	725,376
		3,121,804
Internet Software & Services-0.5%
3,200	Equinix, Inc.	668,480
IT Services-2.1%
20,500	Accenture PLC-Class A (a)	1,662,960
7,600	International Business Machines Corp. (a)	1,249,440
		2,912,400
Life Sciences Tools & Services-1.3%
15,000	Thermo Fisher Scientific, Inc.	1,763,550
Machinery-3.3%
1,525,000	China CNR Corp., Ltd.-Class H (b)(c)(d)	1,551,517
59,000	Hexagon Composites ASA	245,799
52,500	IMI PLC	1,026,288
13,300	Snap-on, Inc. (a)	1,757,462
		4,581,066
Marine-0.2%
65,100	Scorpio Bulkers, Inc. (b)	318,339
	Security
Shares	Description	Value

Media-4.0%
13,000	CBS Corp.-Class B	$704,860
26,000	Comcast Corp.-Class A (a)	1,439,100
210,000	ITV PLC	681,953
19,000	The Walt Disney Co.	1,736,220
52,000	WPP PLC	1,013,186
		5,575,319
Metals & Mining-0.4%
21,000	Freeport-McMoRan, Inc.	598,500
Multi-Utilities-1.1%
46,000	CMS Energy Corp.	1,502,820
Multiline Retail-0.9%
6,500	Kering	1,253,996
Office Electronics-0.5%
52,000	Xerox Corp.	690,560
Oil, Gas & Consumable Fuels-6.7%
11,800	Chevron Corp.	1,415,410
30,000	Enbridge, Inc.	1,420,800
8,500	Marathon Petroleum Corp.	772,650
11,000	Occidental Petroleum Corp.	978,230
5,000	Phillips 66	392,500
108,500	Scorpio Tankers, Inc.	947,205
27,200	The Williams Cos., Inc. (a)	1,509,872
24,300	Total SA	1,444,012
38,000	Trilogy Energy Corp.	592,059
		9,472,738
Paper & Forest Products-0.5%
15,000	International Paper Co.	759,300
Pharmaceuticals-5.7%
14,500	Merck & Co., Inc.	840,130
23,000	Novartis AG-ADR (a)	2,131,870
6,600	Roche Holding AG	1,946,079
33,000	Sanofi-ADR (a)	1,525,920
27,000	Teva Pharmaceutical Industries, Ltd.-ADR	1,524,690
		7,968,689
Real Estate Investment Trusts-5.8%
14,500	American Tower Corp.	1,413,750
21,500	Corrections Corp. of America	790,770
101,063	Fibra Uno Administracion SA de CV	350,780
100	Nippon Building Fund, Inc.	553,750
466,666	Prologis Property Mexico SA de CV (b)	966,514
106,184	Scentre Group (b)	330,784
49,500	Starwood Waypoint Residential Trust	1,295,910
22,000	The Geo Group, Inc.	878,680
102,000	Two Harbors Investment Corp. (a)	1,033,260
85,220	Westfield Corp.	593,949
		8,208,147

The accompanying notes are an integral part of these financial statements.
Annual Report | October 31, 2014	11

Schedule of Portfolio Investments (Continued)
October 31, 2014

	Security
Shares	Description	Value

Real Estate Management & Development-2.5%
73,000	BR Malls Participacoes SA	$586,262
129,500	BR Properties SA	654,320
42,000	Cheung Kong Holdings, Ltd.	746,833
47,500	Mitsui Fudosan Co., Ltd.	1,483,252
		3,470,667
Road & Rail-3.1%
300,000	All America Latina Logistica SA	822,067
10,600	Canadian Pacific Railway, Ltd. (a)	2,201,408
14,500	Ryder System, Inc.	1,282,815
		4,306,290
Semiconductors & Semiconductor Equipment-2.4%
50,500	Applied Materials, Inc.	1,115,545
27,000	Avago Technologies, Ltd. (a)	2,328,750
		3,444,295
Specialty Retail-2.2%
23,000	Penske Automotive Group, Inc.	1,040,520
417,000	Pets at Home Group PLC (b)	1,288,789
12,300	TJX Cos., Inc.	778,836
		3,108,145
Technology, Hardware, Storage & Peripherals-3.2%
26,500	Apple, Inc. (a)	2,862,000
57,000	EMC Corp. (a)	1,637,610
		4,499,610
Textiles, Apparel & Luxury Goods-1.0%
17,200	Carter’s, Inc.	1,343,836
Trading Companies & Distributors-1.2%
101,000	Ashtead Group PLC	1,686,788
Transportation Infrastructure-1.0%
311,500	Adani Ports & Special Economic Zone, Ltd.	1,456,288
Water Utilities-0.5%
14,000	American Water Works Co., Inc.(a)	747,180
Wireless Telecommunication Services-1.3%
56,500	Vodafone Group PLC-SP ADR (a)	1,876,930
TOTAL COMMON STOCKS (Cost $126,566,257)		140,393,953
EQUITY-LINKED STRUCTURED NOTES-0.8%
Multi-Utilities-0.8%
72,500	Veolia Environnement SA-Morgan Stanley BV	1,211,530
TOTAL EQUITY-LINKED STRUCTURED NOTES (Cost $1,421,789)		1,211,530
Principal	Security
Amount	Description	Value

CONVERTIBLE BONDS-0.0% (e)
Household Durables-0.0% (e)
$154,733	PDG Realty SA Empreendimentos e Participacoes-Series 8, 0.000%, 9/19/16 (Brazilian Real) (f)	$624

TOTAL CONVERTIBLE BONDS (Cost $55,510)		624

TOTAL INVESTMENTS (Cost $128,043,556)—100.6%		141,606,107

LIABILITIES IN EXCESS OF OTHER ASSETS—(0.6)%		(899,416)

TOTAL NET ASSETS 100.0%		$140,706,691

Percentages are stated as a percent of net assets.

(a)	All or a portion of the security has been designated as collateral for the line of credit.
(b)	Non-income producing security.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2014, securities restricted under Rule 144A had a total value of $1,551,517 which comprised 1.1% of the Fund’s net assets.
(d)	Security fair valued in accordance with procedures approved by the Board of Trustees. This security comprised 1.1% of the Fund’s net assets.
(e)	Less than 0.05% of Net Assets.
(f)	Represents a zero-coupon bond.

Common Abbreviations

ADR - American Depositary Receipt

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

ASA - Allmennaksjeselskap is the Norwegian term for a public limited company.

A/S - Aktieselskab is the Danish term for a stock-based corporation.

BV - Besloten Vennootschap is the Dutch equivalent of a private limited liability company.

NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

PCL - Public Company Limited

PLC - Public Limited Company

SA - Generally designates corporations in various countries, mostly those employing the civil law.

SA de CV - Sociedad Anonima de Capital Variable is the Spanish equivalent to Variable Capital Company.

SE - SE Regulation. A European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States.

SP ADR - Sponsored American Depositary Receipt

SpA - Societa’ Per Azioni is an Italian shared company.

The accompanying notes are an integral part of these financial statements.
12

Statement of Assets and Liabilities
October 31, 2014

ASSETS:

Investments, at value(1)	$141,606,107
Foreign currencies, at value(2)	6,034
Receivable from investment securities sold	2,822,099
Dividends receivable	555,980
Unrealized appreciation on forward currency contracts	1,756,782
Prepaid expenses and other assets	4,737
Total assets	146,751,739

LIABILITIES:

Loan payable (Note 6)	4,762,475
Interest on loan payable	244
Payable for investment securities purchased	879,270
Unrealized depreciation on forward currency contracts	32,222
Accrued expenses and other liabilities:
Investment advisory fees	115,401
Administration fees	3,070
Trustee fees	56,002
Compliance fees	39,755
Other	156,609
Total liabilities	6,045,048
Net Assets	$140,706,691

NET ASSETS REPRESENTED BY:

Paid-in-capital	$468,169,924
Undistributed net investment income	80,212
Accumulated net realized loss from investments and foreign currency transactions	(342,804,530)
Net unrealized appreciation on investments and foreign currency translations	15,261,085
Net Assets	$140,706,691
Net asset value
Net assets	$140,706,691
Shares of beneficial interest issued and outstanding	12,603,082
Net asset value per share	$11.16
(1) Total cost of investments	$128,043,556
(2) Cost of foreign currencies	$6,800

The accompanying notes are an integral part of these financial statements.
Annual Report | October 31, 2014	13

Statement of Operations
For the Year Ended October 31, 2014

INVESTMENT INCOME:

Dividend income	$11,211,072
Less: Foreign taxes withheld	(364,920)
Total investment income	10,846,152

EXPENSES:

Investment advisory fee (Note 4)	1,419,576
Legal fees	95,525
Trustee fees	90,058
Printing and mailing fees	88,936
Audit and tax fees	85,825
Compliance fees	50,411
Interest on loan (Note 6)	40,208
NYSE fees	39,319
Administration fee (Note 4)	38,757
Accounting and custody fees	12,492
Insurance fees	6,739
Other fees	43,092
Total expenses	2,010,938
Net investment income	8,835,214

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) from:
Investments	3,479,439
Foreign currency transactions	(257,074)
Net realized gain (loss) from investments and foreign currency	3,222,365
Change in net unrealized appreciation/(depreciation) on:
Investments	(2,968,550)
Foreign currency translations	1,780,606
Change in net unrealized depreciation on investments and foreign currency	(1,187,944)
Net gain on investments and foreign currency	2,034,421
Increase in net assets from operations	$10,869,635

The accompanying notes are an integral part of these financial statements.
14

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	October 31, 2014	October 31, 2013
OPERATIONS:

Net investment income	$8,835,214	$9,895,274
Net realized gain (loss) from:
Investments	3,479,439	4,831,452
Foreign currency transactions	(257,074)	(461,883)
Change in net unrealized appreciation/(depreciation) on:
Investments	(2,968,550)	7,962,596
Foreign currency translations	1,780,606	(41,072)
Increase in net assets from operations	10,869,635	22,186,367

DISTRIBUTIONS TO COMMON SHAREHOLDERS (NOTE 5):

From net investment income	(9,578,342)	(12,117,022)
Decrease in net assets from distributions to shareholders	(9,578,342)	(12,117,022)

CAPITAL SHARE TRANSACTIONS:

Common stock issued to stockholders from reinvestment of dividends	—	98,104
Increase in net assets from capital share transactions	—	98,104
Net increase in net assets	1,291,293	10,167,449
Net Assets
Beginning of year	139,415,398	129,247,949
End of year*	$140,706,691	$139,415,398

CAPITAL SHARE TRANSACTIONS:

Common shares outstanding - beginning of year(1)	12,603,082	12,593,629
Common shares issued as reinvestment of dividends(1)	—	9,453
Common shares outstanding - end of year(1)	12,603,082	12,603,082
* Including undistributed net investment income of:	$80,212	$462,398

(1)	Shares for the year ended October 31, 2013, and through January 20, 2014 have been adjusted to reflect the effects of a 1 for 2 reverse stock split effective January 21, 2014. See Note 7.

The accompanying notes are an integral part of these financial statements.

Annual Report | October 31, 2014	15

Financial Highlights
(For a share outstanding throughout each year)

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2014	2013(a)	2012(a)	2011(a)	2010(a)
PER COMMON SHARE OPERATING PERFORMANCE:

Net asset value per share, beginning of year	$11.06 (a)	$10.26	$11.36	$13.48	$13.98
Income from investment operations:
Net investment income	0.70	0.78	1.40	1.38	1.76
Net realized and unrealized gain (loss)	0.16	0.98	(1.06)	(1.78)	0.10
Total from investment operations	0.86	1.76	0.34	(0.40)	1.86

LESS DISTRIBUTIONS:

From net investment income	(0.76)	(0.96)	(1.44)	(1.72)	(2.36)
Total distributions	(0.76)	(0.96)	(1.44)	(1.72)	(2.36)
Net asset value per share, end of year	$11.16	$11.06	$10.26	$11.36	$13.48
Per share market value, end of year	$9.78	$9.96	$11.52	$12.04	$13.68

Total return based on:
Net Asset Value(b)	8.78%	18.87%	2.98%	(4.49)%	11.62%
Market Value(b)	5.86%	(4.66)%	9.10%	(0.25)%	(14.12)%

RATIOS/SUPPLEMENTAL DATA:

Net Assets at end of year (000)	$140,707	$139,415	$129,248	$142,830	$168,189
Ratio of total expenses to average net assets(c)	1.42%	1.47%	1.39%	1.39%	1.55%
Ratio of net investment income to average net assets	6.22%	7.51%	13.13%	10.19%	12.96%
Portfolio turnover	110%	224%	233%	299%(d)	408%(d)

Borrowing at End of year
Aggregate Amount Outstanding (000)	$4,762	$2,029	$1,840	$8,256	$4,826
Asset Coverage Per $1,000 (000)	$30,545	$69,714	$71,247	$18,300	$35,851

(a)	On January 21, 2014, the Fund implemented a 1 for 2 reverse stock split. Net asset value and per share information through January 20, 2014 have been updated to reflect the effect of the split. Shareholders received 1 share for every 2 shares owned and net asset value per share increased correspondingly.
(b)	Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions paid directly by the Fund’s common shareholders. Past performance is not a guarantee of future results.
(c)	Ratio of total expenses to average net assets excluding interest expense was 1.39%, 1.45%, 1.38%, 1.35% and 1.49% for the years ended October 31, 2014, 2013, 2012, 2011 and 2010, respectively.
(d)	Portfolio turnover rate does not reflect total return swap transactions.

The accompanying notes are an integral part of these financial statements.
16

Notes to Financial Statements
October 31, 2014

1. Organization:

Alpine Global Dynamic Dividend Fund (the “Fund”) is a diversified, closed-end management investment company. The Fund was organized as a Delaware Statutory Trust on May 11, 2006, and had no operating history prior to July 26, 2006. The Board of Trustees (the “Board”) authorized an unlimited number of shares with no par value. The Fund’s primary investment objective is to seek high current dividend income, more than 50% of which qualifies for the reduced Federal income tax rates created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund also focuses on long-term growth of capital as a secondary investment objective.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

A. Valuation of Securities:

The net asset value (“NAV”) of shares of the Fund is calculated by dividing the value of the Fund’s net assets by the number of outstanding shares. NAV is determined each day the New York Stock Exchange (“NYSE”) is open as of the close of regular trading (normally, 4:00 p.m., Eastern Time). In computing NAV, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations or if market quotations are not readily available or determined to be unreliable, through procedures and/or guidelines established by the Board. In computing the Fund’s NAV, equity securities that are traded on a securities exchange in the United States, except for option securities, are valued at the last reported sale price as of the time of valuation or, lacking any current reported sale at the time of valuation, at the mean between the most recent bid and asked quotations. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity-linked structured notes are valued by referencing the last reported sale or settlement price of the underlying security on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the underlying security’s trading currency to the equity-linked structured note’s settlement currency. These investments are categorized as Level 2 of the fair value hierarchy. Each option security traded on a securities exchange in the United States is valued at the mid-point of the consolidated bid/ask quote for the option security. Forward currency contracts are valued based on third-party vendor quotations. Each security traded in the over-the-counter market and quoted on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price (“NOCP”), as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by

NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued by the counterparty, or if the counterparty’s price is not readily available, then by using the Black-Scholes method. Debt securities are valued based on an evaluated mean price as furnished by pricing services approved by the Board, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. Each other security traded over-the-counter is valued at the mean between the most recent bid and asked quotations. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Equity securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale, at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of a fair value of the security, the security is valued at fair value following procedures and/or guidelines approved by the Board. The Fund may also use fair value pricing, if the value of a security it holds is, pursuant to the Board guidelines, materially affected by events occurring before the Fund’s NAV is calculated but after the close of the primary market or market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. The Board has approved the use of a third-party pricing vendor’s proprietary fair value pricing model to assist in determining current valuation for foreign equity and OTC derivatives traded in markets that close prior to the NYSE. When fair value pricing is employed, the value of the portfolio security used to calculate the Fund’s NAV may differ from quoted or official closing prices. The Fund may also fair value a security if the Fund or Adviser believes that the market price is stale. Other types of securities that the Fund may hold for which fair value pricing might be required include illiquid securities including restricted securities and private placements for which there is no public market.

As of October 31, 2014, the Fund held a security that was fair valued, which comprised 1.1% of the Fund’s net assets.

Annual Report | October 31, 2014	17

Notes to Financial Statements (Continued)
October 31, 2014

Fair Value Measurement:

In accordance with GAAP, the Fund uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entities’ own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1 -	Unadjusted quoted prices in active markets/exchanges for identical investments.

Level 2 -	Other significant observable inputs (including quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, etc.).

Level 3 -	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under GAAP.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2014:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total Value
Common Stocks
Consumer Discretionary	$16,555,120	$—	$—	$16,555,120
Consumer Staples	11,968,005	—	—	11,968,005
Diversified	350,780	—	—	350,780
Energy	13,280,226	—	—	13,280,226
Financials	26,989,276	370,832	—	27,360,108
Health Care	17,833,183	—	—	17,833,183
Industrials	22,702,490	1,551,517	—	24,254,007
Information Technology	17,149,380	—	—	17,149,380
Materials	5,585,466	—	—	5,585,466
Telecommunication Services	1,876,930	—	—	1,876,930
Utilities	4,180,748	—	—	4,180,748
Equity-Linked Structured Notes	—	1,211,530	—	1,211,530
Convertible Bond	—	624	—	624
Total	$138,471,604	$3,134,503	$—	$141,606,107

	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total Value
Assets
Forward Currency Contracts	$—	$1,756,782	$—	$1,756,782
Liabilities
Forward Currency Contracts	—	(32,222)	—	(32,222)
Total	$—	$1,724,560	$—	$1,724,560
*	For detailed industry descriptions, see accompanying Schedule of Portfolio Investments.

18

Notes to Financial Statements (Continued)
October 31, 2014

For the year ended October 31, 2014, there were no transfers between Level 1, Level 2 and Level 3. The Fund recognizes transfers as of the beginning of the year.

B. Security Transactions and Investment Income:

Security transactions are accounted for on a trade date basis. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, where applicable. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

C. Federal and Other Income Taxes:

It is the Fund’s policy to comply with the Federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies and to distribute timely, all of its investment company taxable income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code. Therefore, no Federal income tax provision is required. Capital gains realized on some foreign securities are subject to foreign taxes. Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such capital gains and withholding taxes, which are accrued as applicable, may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake procedural steps to claim the benefits of such treaties. Where available, the Fund will file refund claims for foreign taxes withheld.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. As of October 31, 2014, open Federal and New York tax years include the tax years ended October 31, 2011 through 2014. Also, the Fund has recognized no interest and penalties related to uncertain tax benefits. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting.

These reclassifications have no effect on net assets or net asset value per share.

D. Distributions to Shareholders:

The Fund intends to make a level distribution each month to its shareholders of the net investment income of the Fund after payment of Fund operating expenses. The level distribution rate may be modified or eliminated by the Board from time to time. If a monthly distribution exceeds the Fund’s monthly estimated investment company taxable income (which may include net short-term capital gain) and net tax-exempt income, the excess could result in a tax-free return of capital distribution from the Fund’s assets. The determination of a tax-free return of capital is made on an annual basis as further described below. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gains, if any, realized during the year. If the total distributions made in any fiscal year exceed annual investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the accumulated investment company taxable income, net tax-exempt income and net capital gain would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). Distributions to shareholders are recorded by the Fund on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

E. Foreign Currency Translation Transactions:

The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. The books and records of the Fund are maintained in U.S. dollars. Non-U.S. dollar-denominated amounts are translated into U.S. dollars as follows, with the resultant translations gains and losses recorded in the Statement of Operations:

i)      market value of investment securities and other assets and liabilities at the exchange rate on the valuation date.

ii)      purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

F. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental

Annual Report | October 31, 2014	19

Notes to Financial Statements (Continued)
October 31, 2014

laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Fund or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

G. Equity-Linked Structured Notes:

The Fund may invest in equity-linked structured notes. Equity-linked structured notes are securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, and equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

H. Forward Currency Contracts:

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Fund may use forward currency contracts to gain exposure to, or economically hedge against, changes in the value of foreign currencies. A forward currency contract (“forward”) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward contract fluctuates with changes in forward currency exchange rates. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the forward contract is closed, a Fund records a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably. The Fund’s forward contracts are not subject to an enforceable master netting agreement or similar agreement. During the year ended October 31, 2014, the Fund entered into seventeen forward contracts.

The following forward contracts were held as of October 31, 2014:

Description	Counterparty	Settlement Date	Currency	Settlement Value	Current Value	Unrealized Gain/(Loss)
Contracts Purchased:
Japanese Yen	State Street Bank & Trust	1/28/2015	60,000,000 JPY	$ 566,926	$534,704	$(32,222)
					$534,704	$(32,222)
Contracts Sold:
Swiss Franc	State Street Bank & Trust	1/7/2015	3,800,000 CHF	$4,263,436	$3,952,024	$311,412
Euro	State Street Bank & Trust	1/7/2015	7,900,000 EUR	10,762,249	9,903,989	858,260
British Pound	State Street Bank & Trust	1/7/2015	2,300,000 GBP	3,932,172	3,677,453	254,719
Japanese Yen	State Street Bank & Trust	1/28/2015	370,000,000 JPY	3,629,729	3,297,338	332,391
					$20,830,804	$1,756,782

I. Derivative Instruments and Hedging Activities:

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Assets and Liabilities and Statement of Operations as of and for the year ended October 31, 2014. The first table provides additional detail about the amounts and sources of unrealized appreciation/(depreciation) on derivatives at the end of the year. The second table provides additional information about the amounts and sources of net realized gain/(loss) and the change in net unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the year.

The effect of derivative instruments in the Statement of Assets and Liabilities as of October 31, 2014:

Derivatives	Statement of Assets and Liabilities Location	Unrealized Appreciation/ (Depreciation)
Foreign exchange risk	Unrealized appreciation on forward currency contracts	$1,756,782
Foreign exchange risk	Unrealized depreciation on forward currency contracts	(32,222)
Total		$1,724,560

20

Notes to Financial Statements (Continued)
October 31, 2014

The effect of derivative instruments in the Statement of Operations for the year ended October 31, 2014:

Derivatives	Statement of Operations Location	Net Realized Loss	Change in Net Unrealized Appreciation
Foreign exchange risk	Net realized gain/(loss) from foreign currency transactions / Change in net unrealized appreciation/(depreciation) on foreign currency translations	$(248,555)	$1,821,699

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2014 are as follows:

Purchases	Sales
$160,031,654	$158,965,957

The Fund did not have purchases and sales of U.S. Government Obligations during the year ended October 31, 2014.

4. Investment Advisory Agreement, Administration Agreement and Other Affiliated Transactions:

Alpine Woods Capital Investors, LLC (“Alpine Woods”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, Alpine Woods receives an annual investment advisory fee of 1.00% based on the Fund’s average daily net assets, computed daily and payable monthly.

State Street Bank and Trust Company (“SSBT”) serves as the fund accounting agent and custodian. The custodian is responsible for the safekeeping of the assets of the Fund and the fund accounting agent is responsible for calculating the Fund’s NAV. SSBT, as the Fund’s custodian and fund accounting agent, is paid on the basis of net assets and transaction costs of the Fund. SSBT also serves as the administrator for the Fund. SSBT, as the Fund’s administrator, is paid on the basis of net assets of the Fund.

Boston Financial Data Services, Inc. (“BFDS”) serves as the transfer agent to the Fund. BFDS is paid on the basis of net assets, per account fees and certain transaction costs.

5. Income Tax Information:

Classification of Distributions:

Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for Federal income tax purposes.

The tax character of the distributions paid by the Fund during the years ended 2014 and 2013 were as follows:

Distributions paid from:	2014	2013
Ordinary income	$9,578,342	$12,117,022
Total	$9,578,342	$12,117,022

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Accordingly, for the year ended October 31, 2014, the effects of certain differences were reclassified. The Fund increased undistributed net investment income by $360,942 and increased accumulated net realized loss by $(361,003), and increased paid in capital by $61. These differences were primarily due to the differing tax treatment of foreign currency and certain other investments. Net assets of the Fund were unaffected by the reclassifications and the calculation of net investment income per share in the Financial Highlights excludes these adjustments.

As of October 31, 2014, the Fund utilized $5,728,408 of capital loss carryovers. As of October 31, 2014 the Fund had available for tax purposes unused capital loss carryovers of $189,780,740, expiring on October 31, 2016, unused capital loss carryovers of $106,545,299, expiring October 31, 2017, and unused capital loss carryovers of $34,184,369, expiring on October 31, 2018.

Under the Regulated Investment Company (“RIC”) Modernization Act of 2010, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused.

Capital loss carryovers as of October 31, 2014, with no expiration are as follows:

Short-Term	Long-Term
$9,314,619	$—

As of October 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$250,061
Accumulated capital loss	(339,825,027)
Unrealized appreciation	12,111,735
Total	$(327,463,231)

Annual Report | October 31, 2014	21

Notes to Financial Statements (Continued)
October 31, 2014

As of October 31, 2014, net unrealized appreciation/(depreciation) of investments, excluding foreign currency, based on Federal tax costs was as follows:

Cost of	Gross unrealized	Gross unrealized	Net unrealized
investments	appreciation	depreciation	appreciation
$131,192,906	$18,836,280	$(8,423,079)	$10,413,201

The differences between book and tax net unrealized appreciation and cost were primarily due to deferral of losses from wash sales and to the different tax treatment of certain other investments.

6. Line of Credit:

On December 1, 2010, the Fund entered into a lending agreement with BNP Paribas Prime Brokerage International Ltd. (“BNPP PB”) which allows the Fund to borrow on an uncommitted and secured basis. The terms of the lending agreement indicate the rate to be the Fed Funds rate plus 0.95% per annum on amounts borrowed. The BNP Paribas Facility provides secured, uncommitted lines of credit for the Fund where selected Fund assets are pledged against advances made to the Fund. The Fund has granted a security interest in all pledged assets used as collateral to the BNPP Facility. The Fund is permitted to borrow up to 33.33% of the total assets for extraordinary or emergency purposes. Additionally, the Fund is permitted to borrow up to 10% of the total assets for investment purposes, but in no event shall outstanding borrowings exceed 33.33% of total assets. On October 31, 2014, the amount available for investment purposes was $14,675,174. Either BNPP PB or the Fund may terminate this agreement upon delivery of written notice. During the year ended October 31, 2014, the average borrowing by the Fund was $3,855,513 with an average rate on borrowings of 1.03%. During the year ended October 31, 2014 the maximum borrowing by the Fund was $8,598,731. Interest expense related to the loan for the year ended October 31, 2014 was $40,208. As of October 31, 2014, the outstanding loan for the Fund was $4,762,475. The line of credit outstanding as of October 31, 2014 approximates fair value and would be categorized at Level 2.

7. Reverse Stock Split:

On January 21, 2014, the Fund implemented a 1 for 2 reverse stock split. The net effect of the reverse stock split was to decrease the number of outstanding shares and increase the net asset value per share by a proportionate amount. The reverse stock split had no impact on the overall value of a shareholder’s investment in the Fund. Capital share activity referenced in the Statements of Changes in Net Assets and per share and net asset value data in the Financial Highlights have been restated to reflect the reverse stock split.

8. Recent Accounting Pronouncement:

In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2014-11 Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

9. Subsequent Events:

Distributions: The Fund paid a distribution of $806,597 or $0.06 per common share on November 28, 2014 to common shareholders of record on November 20, 2014.

The Fund will also pay a distribution of $806,597 or $0.06 per common share payable on December 31, 2014 to common shareholders of record on December 29, 2014.

22

Additional Information
October 31, 2014 (Unaudited)

Dividend Reinvestment Plan

Unless the registered owner of common shares elects to receive cash by contacting Boston Financial Data Services, Inc. (the “Plan Administrator”), all dividends or other distributions (together, “Dividends” and each, a “Dividend”) declared on common shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Shareholders who are not permitted to participate through their broker or nominee or who elect not to participate in the Plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by the Plan Administrator, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all Dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. If you hold your shares through a broker, and you wish for all Dividends declared on your common shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each shareholder under the Plan in the same name in which such shareholder’s common shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per share is equal to or greater than the NAV per share, the Plan Administrator will invest the Dividend amount in Newly Issued common shares on behalf of the participants. The number of Newly Issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per share on the payment date. If, on the payment date for any Dividend, the NAV per share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in common shares acquired in Open-Market Purchases. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share exceeds the NAV per share, the average per share purchase price paid by the Plan Administrator may exceed the NAV of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued common shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued common shares at the NAV per share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the Fund’s shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any U.S. Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Federal and Other Income Taxes.” Participants that request a sale of common shares through the Plan Administrator are subject to brokerage commissions.

Annual Report | October 31, 2014	23

Additional Information
October 31, 2014 (Unaudited)

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund’s shares is higher than the NAV, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with a NAV greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the NAV. Also, because the Fund does not redeem its shares, the price on resale may be more or less than the NAV.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or question concerning the Plan should be directed to the Plan Administrator, Boston Financial Data Services, Inc., c/o Alpine Closed-End Funds, PO Box 8128, Boston, MA 02266-8128 or by calling toll-free 1 (800) 617.7616.

Fund Proxy and Voting Policies & Procedures

Policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund are available without a charge, upon request, by contacting the Fund at 1(800) 617.7616 and on the SEC’s web site at http://www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1(800) 617.7616 and on the SEC’s web site at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1 (800) SEC.0330.

Designation Requirements

Of the distributions paid by the Fund from ordinary income for the year ended October 31, 2014, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income, respectively.

Dividends Received Deduction	13.84%
Qualified Dividend Income	97.85%

Shareholder Meeting

On May 28, 2014, the Fund held its Annual Meeting of Shareholders (the “Meeting”) for the purpose of voting on a proposal to re-elect two Trustees to the Board of Trustees of the Fund and to conduct other business. The results of the proposals reflect the percentage of shares voted at the meeting and are as follows:

Proposal 1: To elect Eleanor T.M. Hoagland and Jeffrey E. Wacksman as Trustees to the Board of Trustees for a term of three years to expire at the 2017 Annual Meeting or until his successor has been duly elected and qualified.

Eleanor T.M. Hoagland
For	97.56%
Withheld	2.44%

Jeffrey E. Wacksman
For	97.48%
Withheld	2.52%

Proposal 2: To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

For	78.84%
Against	23.93%
Abstain	1.24%

Notice

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time its common shares in the open market.

24

Additional Information (Continued)
October 31, 2014 (Unaudited)

INDEPENDENT TRUSTEES*
Name and Age	Position(s) Held with the Fund	Principal Occupation During Past Five Years	# of Portfolios in Alpine Fund Complex**	Other Directorships Held by Trustee

H. Guy Leibler (60)	Independent Trustee	President, Simone Healthcare Development (since 2013); Private investor (2007-2013).	18	Chairman Emeritus, White Plains Hospital Center; Trustee, Alpine Family of Funds.*

Jeffrey E. Wacksman (54)	Independent Trustee	Partner, Loeb, Block & Partners LLP (since 1994).	18	Director, International Succession Planning Association; Director, Bondi Icebergs Inc.; Director, MH Properties, Inc.; Trustee, Alpine Family of Funds.*

James A. Jacobson (69)	Independent Trustee	Retired (since 2008); Vice Chairman and Managing Director, Spear Leeds & Kellogg Specialists, LLC (2003-2008).	18	Trustee, Alpine Family of Funds;* Trustee, Allianz Global Investors Multi-Funds.

Eleanor T.M. Hoagland (63)	Independent Trustee	Principal, VCS Advisory, LLC (since 2011); Chief Compliance Officer and Senior Managing Director of Magni Asset Management LLC (since 2011) and Park Fifth Capital Management LLC (2011-2013); Vice President (2008-2010) and CCO (2009-2010), Ameriprise Financial Inc.; Managing Director (2000-2008) and CCO (2004-2008), J. & W. Seligman & Co. Incorporated.	18	Trustee of each of the Alpine Trusts.

*	The Independent Trustees identified above are the members of the Board of Trustees for each of the Alpine Series Trust, Alpine Equity Trust and Alpine Income Trust, Alpine Total Dynamic Dividend Fund, Alpine Global Premier Properties Fund, and Alpine Global Dynamic Dividend Fund (collectively, the “Alpine Family of Funds”).

**	Alpine Woods Capital Investors, LLC manages eighteen fund portfolios within the Alpine Family of Funds. Three of the Alpine Trusts are registered as an open-end management investment company. The Trustees oversee each of the eighteen portfolios within the Alpine Family of Funds.

Annual Report | October 31, 2014	25

Additional Information (Continued)
October 31, 2014 (Unaudited)

INTERESTED TRUSTEE
Name and Age	Position(s) Held with the Fund	Principal Occupation During Past Five Years	# of Portfolios in Alpine Fund Complex**	Other Directorships Held by Trustee

Samuel A. Lieber* (58)	Interested Trustee and President	Chief Executive Officer of Alpine Woods Capital Investors, LLC (since November 1997). President of Alpine Trusts (since 1998).	18	Trustee, Alpine Family of Funds.

*	Samuel A. Lieber has been a Trustee of the Fund since its inception. He is the son of Stephen A. Lieber.

**	Alpine Woods Capital Investors, LLC manages eighteen fund portfolios within the Alpine Family of Funds. Three of the Alpine Trusts are registered as open-end management investment companies. The Trustees oversee each of the eighteen portfolios within the Alpine Family of Funds.

26

Additional Information (Continued)
October 31, 2014 (Unaudited)

In addition to Mr. Samuel A. Lieber, the table below identifies the Fund’s executive officers.

Name and Age	Position(s) Held with the Fund	Principal Occupation During Past Five Years	# of Portfolios in Alpine Fund Complex**	Other Directorships Held by Trustee

Stephen A. Lieber (89)*	Executive Vice President	Chairman and Senior Portfolio Manager, Saxon Woods Advisors, LLC (since 1999).	18	None

Kenneth Corrado (50)	Chief Compliance Officer	Chief Compliance Officer, Alpine Woods Capital Investors, LLC (since July 2013); Independent Compliance Consultant (2012-2013); Vice President and Deputy Chief Compliance Officer, Artio Global Management, LLC (2007-2012).	18	None

Ronald G. Palmer, Jr. (46)	Chief Financial Officer	Chief Financial Officer, Alpine Woods Capital Investors, LLC (since January 2010); Independent Consultant (2008-2009); Vice President, Cash Management and Foreign Exchange, Macquarie Capital Management, LLC (2007-2008); Chief Operating Officer.	18	None

Joe C. Caruso (43)	Treasurer	Fund Accountant, Alpine Woods Capital Investments, LLC (since 2011); Independent tax consultant (2010- 2011); Assistant Vice President Global Fund Services, Deutsche Bank AG (2009-2010).	18	None

Andrew Pappert (34)	Secretary	Director of Fund Operations, Alpine Woods Capital Investors, LLC (since September 2008).	18	None

*	Stephen A. Lieber is the father of Samuel A. Lieber.

**	Alpine Woods Capital Investors, LLC manages eighteen fund portfolios within the Alpine Family of Funds. Three of the Alpine Trusts are registered as an open-end management investment company. The Trustees oversee each of the eighteen portfolios within the Alpine Family of Funds.

Annual Report | October 31, 2014	27

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Investor	1-800-617-7616
Information	www.alpinefunds.com

Trustees

Samuel A. Lieber

Eleanor T.M. Hoagland

James A. Jacobson

H. Guy Leibler

Jeffrey E. Wacksman

Investment Adviser

Alpine Woods Capital Investors, LLC

2500 Westchester Ave., Suite 215

Purchase, NY 10577

Administrator &

Custodian

State Street Bank & Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

500 College Road East

Princeton, NJ 08540

Fund Counsel

Willkie Farr & Gallagher LLP

787 7th Ave.

New York, NY 10019

SHAREHOLDER | INVESTOR INFORMATION

1(800) 617.7616

www.alpinefunds.com

Item 2.	Code of Ethics.

(a) The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

(b) Not applicable.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics described in Item 2(b) of Form N-CSR.

(d) The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions that relates to any element of the code of ethics described in Item 2(b) of Form N-CSR.

(e) Not applicable.

(f) The Registrant’s Code of Ethics is attached as EX-99.CODE ETH hereto.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The Board of Trustees has determined that James A. Jacobson and H. Guy Leibler are audit committee financial experts. Messrs. Jacobson and Leibler are “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR. It has been determined that Mr. Jacobson qualifies as an audit committee financial expert based on his extensive experience in the financial services industry, including serving for more than 15 years as a senior executive at a New York Stock Exchange (“NYSE”) specialist firm and as a member of the NYSE Board of Directors (including terms as Vice Chair), his other board service, as well as his educational background. It has been determined that Mr. Leibler qualifies as an audit committee financial expert based on his substantial experience as a senior executive of an operating company actively supervising principal financial officers in the preparation of financial statements, other board service, as well as his educational background.

(a)(3) Not applicable.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal year 2013 was $91,447 and for fiscal year 2014 was $77,058.

(b) Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item was $0 in fiscal year 2013and $0 in fiscal year 2014.

(c) Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning was $6,843 in fiscal year 2013 and $14,469 in fiscal year 2014.

(d) All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item is $19,029 in fiscal year 2013 and $6,725 in fiscal year 2014. The fees were for consulting and advisory services regarding enterprise risk management.

(e)(1) Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s audit committee, which may include the approval of certain services up to an amount determined by the audit committee. Any services that would exceed that amount would require additional approval of the audit committee.

(e)(2) No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant was $190,297 in fiscal year 2013 and $67,250 in fiscal year 2014. The fees were for consulting and advisory services regarding enterprise risk management.

(h) Not applicable

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act which is comprised of the following members:

Eleanor T. M. Hoagland

H. Guy Leibler

Jeffrey E. Wacksman

James A. Jacobson

Item 6.	Schedule of Investments.

(a)	The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant’s proxy voting policies and procedures are attached hereto as Exhibit 12(a)(4).

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

Name	Title	Length of Service	Business Experience 5 Years
Joshua Duitz	Portfolio Manager	Since December 2012	Mr. Joshua Duitz joined Alpine in February 2007, after eight years at Bear Stearns, where Mr. Duitz was a Managing Director Principal who specialized in trading international equities.
Brian Hennessey	Portfolio Manager	Since December 2012	Mr. Brian Hennessey joined Alpine in December 2008, bringing nine years of investment experience. Mr. Hennessey has previously worked at Tribeca Global Investments (a former unit of Citigroup) and Litespeed Partners, Partners Re Asset Management and Putnam Investments.

(a)(2) Other Accounts Managed as of December 31, 2014

			Advisory Fee Based on Performance
Type of Accounts	Number of Accounts	Total Assets ($ in millions)	Number of Accounts	Total Assets	Material Conflicts if Any

Joshua Duitz
Registered Investment Companies	3	1,508.8	0	0	See below(1)
Other Pooled Accounts	0	0	0	0
Other Accounts	0	0	0	0

Brian Hennessey
Registered Investment Companies	2	1,296.9	0	0	See below(1)
Other Pooled Accounts	0	0	0	0
Other Accounts	0	0	0	0

(1) Conflicts of interest may arise because the Fund’s Portfolio Managers have day-to-day management responsibilities with respect to both the Fund and various other accounts. These potential conflicts include:

Limited Resources. The Portfolio Managers cannot devote their full time and attention to the management of each of the accounts that they manage. Accordingly, the Portfolio Managers may be limited in their ability to identify investment opportunities for each of the accounts that are as attractive as might be the case if the Portfolio Managers were to devote substantially more attention to the management of a single account. The effects of this potential conflict may be more pronounced where the accounts have different investment strategies.

Limited Investment Opportunities. Other clients of the Alpine Woods Capital Investors LLC (the “Adviser”) may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that it believes is equitable to the accounts involved, including the Fund. When two or more clients of the Adviser are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

Different Investment Strategies. The accounts managed by the Portfolio Managers have differing investment strategies. If the Portfolio Managers determine that an investment opportunity may be appropriate for only some of the accounts or decide that certain of the accounts should take different positions with respect to a particular security, the Portfolio Managers may effect transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts.

Variation in Compensation. A conflict of interest may arise where the Adviser is compensated differently by the accounts that are managed by the Portfolio Managers. If certain accounts pay higher management fees or performance- based incentive fees, the Portfolio Managers might be motivated to prefer certain accounts over others. The Portfolio Managers might also be motivated to favor accounts in which they have a greater ownership interest or accounts that are more likely to enhance the Portfolio Managers’ performance record or to otherwise benefit the Portfolio Managers.

Selection of Brokers. The Portfolio Managers may select the brokers that execute securities transactions for the accounts that they supervise. In addition to executing trades, some brokers provide the Portfolio Managers with research and other services which may require the payment of higher brokerage fees than might otherwise be available. The Portfolio Managers’ decision as to the selection of brokers could yield disproportionate costs and benefits among the accounts that they manage, since the research and other services provided by brokers may be more beneficial to some accounts than to others.

Where conflicts of interest arise between the Fund and other accounts managed by the Portfolio Managers, the Portfolio Managers will use good faith efforts so that the Fund will not be treated materially less favorably than other accounts. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the Portfolio Managers. In such instances, securities will be allocated in accordance with the Adviser’s trade allocation policy.

(a)(3) Portfolio Manager Compensation as of December 31, 2014

Portfolio manager compensation is comprised of a fixed base salary and a bonus. The base salary is not based on the value of assets managed, but rather on the individual portfolio manager’s experience and responsibilities. The bonus also varies by individual, and is based upon criteria that incorporate management’s assessment of the Fund’s performance relative to returns of comparable mutual funds tracked by Lipper Analytical Services, Inc., Morningstar or Bloomberg LLP, as well the portfolio manager’s corporate citizenship and overall contribution to the Firm.

(a)(4) Dollar Range of Securities Owned as of December 31, 2014

Portfolio Manager	Dollar Range of Equity Securities Held in Registrant [1]
Joshua Duitz	$10,001 - $50,000
Brian Hennessey	$1 - $10,000

1 “Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) The Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer is attached hereto as EX-99.CODE ETH.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.Cert.

(a)(3) Not applicable.

(a)(4) The Registrant’s Proxy Voting Policies and Procedures are attached hereto in response to Item 7 as EX-99.PROXYPOL.

(b) The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alpine Global Dynamic Dividend Fund

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

Date:	January 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

By:	/s/ Ronald G. Palmer, Jr.
Ronald G. Palmer, Jr.
Chief Financial Officer (Principal Financial Officer)

Date:	January 8, 2015